SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (this “Second Amendment“) is made as of ________________, 2012, by and between ORANGE COAST, LLC, a Delaware limited liability company ("Landlord"), and BIORESTORATIVE THERAPIES, INC., a Nevada corporation ("Tenant").

RECITALS

A.   Landlord and Tenant, successor-in-interest to Stem Cell Assurance, Inc., a Nevada corporation, have entered into that certain Lease Agreement dated as of January 20, 2010 as amended by that certain First Amendment to Lease dated as of March 11, 2011 (as amended, the “Lease”), wherein Landlord leased to Tenant certain premises containing approximately 2,421 rentable square feet (the " Premises") located at 555 Heritage Drive, Jupiter, Nevada, as more particularly described therein. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.    Tenant desires to relocate a portion of the Premises consisting of approximately 249 rentable square feet known as Suite 167 as shown on Exhibit A-1 hereto (“Surrender Premises”) by moving such portion of the Premises to an area of the Building consisting of 249 rentable square feet known as Suite 135 as shown on Exhibit A-2 hereto (“Substitute Premises”) and Landlord is willing to lease such portion of the Project to Tenant on the terms herein set forth.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.          Substitute Premises. Commencing on the Substitute Premises Commencement Date (defined below), Landlord leases to Tenant, and Tenant leases from Landlord, the Substitute Premises. The “Substitute Premises Commencement Date” shall mean the earlier of (i) the date that Landlord delivers the Substitute Premises to Tenant or (ii) the date Tenant conducts any business in the Substitute Premises or any part thereof. It is estimated that the Substitute Premises Commencement Date will occur on June 8, 2012 (the “Estimated Substitute Premises Commencement Date”). lf Landlord fails to timely deliver the Substitute Premises to Tenant on or before the Estimated Substitute Premises Commencement Date, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and the Lease shall not be void or voidable. Upon the request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Substitute Premises Commencement Date when such is established in the form of the “Acknowledgement of Substitute Premises Commencement Date” attached to this Second Amendment as Exhibit B; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

2.          Premises. Effective as of the Substitute Premises Commencement Date, Suite 135 shall be deemed added to subsection (ii) of the definition of Premises on page 1 of the Lease. Effective as of the Surrender Date (defined below) the reference to Suite 167 in subsection (ii) of the definition of Premises on page 1 of the Lease shall be deemed deleted.

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3.          AS-IS. Effective as of the Substitute Premises Commencement Date: (i) Tenant shall accept the Substitute Premises in its as-is condition as of such date; (ii) Landlord shall have no obligation for any defects in the Substitute Premises; and (iii) Tenant's taking possession of the Substitute Premises shall be conclusive evidence that Tenant accepts the Substitute Premises and that the Substitute Premises were in good condition at the time of delivery.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Substitute Premises or the Project, and/or the suitability of the Substitute Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Substitute Premises or the Project are suitable for the Permitted Use. This Second Amendment constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

4.          Surrender Premises. Tenant shall surrender the Surrender Premises to Landlord on or before the Substitute Premises Commencement Date in accordance with Section 28 and all other provisions of the Lease. If Tenant fails to timely surrender the Original Premises as required in this Section 4, then Tenant shall, among other things, be liable for holdover rent as set forth in Section 8 of the Lease. The date on which Tenant performs its obligations under the Lease and this Second Amendment with respect to its surrender of the Surrender Premises shall be deemed the “Surrender Date”. The Lease with respect to the Surrender Premises shall terminate on the Surrender Date. From and after the Surrender Date, Tenant shall have no further rights of any kind with respect to the Surrender Premises. Notwithstanding the foregoing, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Surrender Premises and termination of the Lease with respect to the Surrender Premises as provided for herein. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the Surrender Premises prior to the Surrender Date.

5.          Miscellaneous.

(a)          This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)          This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c)          This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

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(d)          Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker“) in connection with this transaction, and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

(e)          Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

TENANT:

BIORESTORATIVE THERAPIES, INC.,
a Nevada corporation

By:
Name:
Its:

Witnessed as to Tenant in the presence of:

Name:

-and-

Name:

LANDLORD:

ORANGE COAST, LLC,
a Delaware limited liability company

By:
Name:
Title:

Witnessed as to Landlord in the presence of:

Name:

-and-

Name:

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EXHIBIT A-1

SURRENDER PREMISES

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EXHIBIT A-2

SUBSTITUTE PREMISES

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EXHIBIT B

ACKNOWLEDGMENT OF SUBSTITUTE PREMISES COMMENCEMENT DATE

This ACKNOWLEDGMENT OF SUBSTITUTE PREMISES COMMENCEMENT DATE is made as of this _____ day of _____________, 2012, between ORANGE COAST, LLC, a Delaware limited liability company ("Landlord"), and BIORESTORATIVE THERAPIES, INC., a Nevada corporation ("Tenant"), and is attached to and made a part of the Lease dated as of January 20, 2010, as amended by the First Amendment to Lease dated as of March 11, 2011 and the Second Amendment to Lease dated as of ______________, 2012 (as amended, the "Lease"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the "Substitute Premises Commencement Date” is ________________, __________ and the termination date of the Base Term of the Lease shall be midnight on _____________________. In case of a conflict between this Acknowledgment of Substitute Premises Commencement Date and the Lease, this Acknowledgment of Substitute Premises Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF SUBSTITUTE PREMISES COMMENCEMENT DATE to be effective on the date first above written.

TENANT:	BIORESTORATIVE THERAPIES, INC.,
a Nevada corporation

By:
Name:
Its:

Witnessed as to Tenant in the presence of:

Name:

Name:

LANDLORD:	ORANGE COAST, LLC,
a Delaware limited liability company

By:
Name:
Its:

Witnessed as to Landlord in the presence of:

Name:

Name:

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